UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2024

Humacyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39532	85-1763759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 East North Carolina Highway 54 Durham, NC	27713
(Address of principal executive offices)	(Zip code)

(919) 313-9633

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HUMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	HUMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On October 4, 2024, Humacyte, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to issue and sell to an investor in a registered direct offering (the “Offering”) (i) 5,681,820 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) warrants to purchase up to 5,681,820 shares of Common Stock (the “Warrants”). The offering price per Share and accompanying Warrant is $5.28. The Offering is expected to close on October 7, 2024, subject to the satisfaction of customary closing conditions.

The Shares and Warrants will be issued separately. A holder of the Warrants will not have the right to exercise any portion of the Warrants if the holder, together with its affiliates and certain related parties, would beneficially own in excess of 4.99% (or, at the election of the holder, up to 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The exercise price of each Warrant will be $5.28. Each Warrant will be immediately exercisable and will expire (i) with respect to Warrants to purchase 2,840,910 shares of Common Stock, 180 days following the date of issuance and (ii) with respect to Warrants to purchase 2,840,910 shares of Common Stock, 1,640 days following the date of issuance.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In the Purchase Agreement, the Company has agreed not to (i) issue or enter into an agreement to issue any shares of Common Stock and/or Common Stock equivalents or (ii) effect or enter into an agreement to effect a variable rate transaction, in each case for a period of 30 days from the date of the Purchase Agreement, subject to certain exceptions.

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-267225), which was previously filed with the U.S. Securities and Exchange Commission on September 1, 2022 and declared effective by the Securities and Exchange Commission on September 9, 2022.

On October 4, 2024, the Company also entered into a placement agent agreement (the “Placement Agreement”) with EF Hutton LLC, as the placement agent (the “Placement Agent”), in connection with the Offering. Pursuant to the terms of the Placement Agreement, the Placement Agent agreed to use reasonable best efforts to arrange for the sale of the Shares and the Warrants. Pursuant to the terms of the Placement Agreement, the Company will pay the Placement Agent a fee equal to 6.0% of the gross proceeds received by the Company from the sale of the Shares and the Warrants. The Company also agreed to reimburse the Placement Agent at the closing of the Offering, for expenses incurred, including disbursements of its legal counsel, in an amount not to exceed an aggregate of $100,000. The Placement Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

The Purchase Agreement and Placement Agreement contain customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Purchase Agreement and Placement Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto (except with respect to certain representations and warranties in the Purchase Agreement that are for the benefit of the Placement Agent) and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto. Rather, investors and the public should look to other disclosures contained in the Company’s annual, quarterly and current reports the Company may file with the U.S. Securities and Exchange Commission.

The foregoing is a summary description of certain terms of the Purchase Agreement, the Warrants and the Placement Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement, the form of Warrant and the Placement Agreement are attached hereto as Exhibit 10.1. Exhibit 4.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement, the form Warrant and the Placement Agreement are qualified in their entirety by reference to such exhibits. A copy of the opinion of Covington & Burling LLP relating to the validity of the Shares and the Warrants sold in the Offering and the shares of Common Stock issuable upon exercise of the Warrants is attached as Exhibit 5.1 hereto.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of Common Stock discussed herein, nor shall there be any offer, solicitation or sale of the shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01. Regulation FD Disclosure.

On October 4, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant.

5.1	Opinion of Covington & Burling LLP.

10.1*	Securities Purchase Agreement, dated as of October 4, 2024, by and between Humacyte, Inc. and the investor.

10.2	Placement Agent Agreement, dated as of October 4, 2024, by and between Humacyte, Inc. and EF Hutton LLC.

23.1	Consent of Covington & Burling LLP (contained in Exhibit 5.1).

99.1	Press release, dated October 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain personally identifiable information, marked by brackets, has been omitted from this exhibit pursuant to Item 601(A)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMACYTE, INC.

Date: October 7, 2024	By:	/s/ Dale A. Sander
		Name:	Dale A. Sander
		Title:	Chief Financial Officer, Chief Corporate Development Officer and Treasurer

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